UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): November 13, 2001



                                   Frefax Inc.
               (Exact name of issuer as specified in its charter)





 Florida                             000-29915                     650786722
(State or other jurisdiction          Commission                IRS Employer
 of incorporation                    File Number No.        IdentificationNo.)





                1255 Peel Street, Montreal, Quebec H3B 2T9 CANADA
               (Address of principal executive offices) (Zip Code)





       Registrant's telephone number, including area code: (514) 398-0515

Item 1.   Changes in Control of Registrant.

Pursuant to an Acquisition Agreement, dated November 8, 2001 and closed November 13, 2001, between Frefax Inc. (FFAX), a Florida Corporation, and China Xin Network (Canada) Inc. (CXNC), a privately held Federally Chartered Canadian Corporation, 28,836,566 shares of common stock of FFAX were exchanged for 14,418,283 shares of common stock of CXNC, where CXNC becomes a wholly owned subsidiary of FFAX.

Prior to the closing of this transaction FFAX had issued and outstanding a total of 21,495,091 common shares, bringing the total number of shares outstanding to 50,331,657. No other cash consideration was involved.

The table below lists the names of the beneficial owners of FFAX shares know to the Registrant at the time of filing of this form.

------------------------- ----------------------------- -------------------------- --------------------------
     Title of Class            Name & Address of          Amount and Nature of         Percent of Class
                                Beneficial Owner          Beneficial Ownership
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
Common shares             Jean-Francois Amyot                   9,371,884                    16.8%
                          550-1255 Peel Street
                          Montreal, Qc. H3B 2T9
                          CANADA (through 3884368
                          Canada Inc.)
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
                          Raymond Boisvert
                          550-1255 Peel Street
Common shares             Montreal, Qc. H3B 2T9                 9,371,884                    16.8%
                          CANADA (through 3884368
                          Canada Inc.)
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
Common shares             China Economic Information           10,092,798                    20.1%
                          Network
                          (CEINet)
                          No. 58, Sanlihe Road
                          Beijing 100045
                          P.R.CHINA
------------------------- ----------------------------- -------------------------- --------------------------

As the founders and Joint Venture partners of CXNC, 3884368 Canada Inc. and CEINet hold 57.3% of all the outstanding and issued shares of FFAX.

A copy of the Acquisition Agreement is filed as an exhibit to this form 8-K.

The table below lists the security holdings of Management:

------------------------- ----------------------------- -------------------------- --------------------------
     Title of Class            Name & Address of          Amount and Nature of         Percent of Class
                                Beneficial Owner          Beneficial Ownership
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
Common shares             Jean-Francois Amyot                   9,371,884                    16.8%
                          CEO & Chairman of FFAX
                          550-1255 Peel Street
                          Montreal, Qc. H3B 2T9
                          CANADA
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
Common shares             Raymond Boisvert                      9,371,884                    16.8%
                          President of FFAX
                          550-1255 Peel Street
                          Montreal, Qc. H3B 2T9
                          CANADA
------------------------- ----------------------------- -------------------------- --------------------------


Item 2.   Acquisition or Disposition of Assets.

FFAX acquired 100% of the outstanding shares of CXNC in exchange for a total of 28,836,566 newly issued shares of FFAX common stock to CXNC shareholders. The issuance of the FFAX shares to CXNC effectively created a merger and change of control, such that CXNC is now a wholly owned subsidiary of FFAX. This exchange is intended to qualify as a tax-free reorganization under Section 368 of the internal Revenue Code of 1986, as amended, and the shares of FFAX received by CXNC shareholders will be received on a tax free basis. The shares issued by FFAX will be `restricted securities' as defined in Rule 144 under the Securities Act of 1933, and an appropriate legend will be placed on the certificates representing such shares, and stop transfer orders placed against them. No other financial compensation was issued for this transaction. To further accommodate this acquisition FFAX share structure will be re-capitalized in the near future.

Following the closing of the transaction, on November 14, 2001, Mr. Anthony Papa, the sole officer and Director of FFAX nominated Mr. Jean-Francois Amyot and Mr. Raymond Boisvert to the executive and board of directors of FFAX. Thereafter, Mr. Anthony Papa delivered to the Board his resignation letter along with the minutes of the FFAX Board.

With respect to China Xin Network (Canada) Inc., CXNC was incorporated on October 19th, 2000, to acquire the exclusive commercialization rights to the most reliable and timely financial, economic and business financial information on China, published by the China Economic Information Network (CEINet).

CXNC is a privately held company with its shares owned 65% by Mr. Jean-Francois Amyot and Mr. Raymond Boisvert, through their holding company 3884368 Canada Inc. and 35% by the China Economic Information Network (CEINet), a subsidiary of the Chinese State Information Center (SIC) which reports to the State Development Planning Commission.

CEINet was created by the SIC as a professional information service network, responsible for producing and publishing economic information on China. CEINet has a local information network in over 150 cities and regions all across China, forming a financial information network that covers the entire country.

The SIC is a government sponsored institution under the direct management of the State Development Planning Commission (SDPC). The SDPC reports directly to the State Council, which is China's cabinet, the highest body, of state administration.

CEINet currently publishes over 2000 financial news articles and features a week. This allows CXNC to provide its subscribers with over 200 new articles daily. The articles and reports that are published by CXNC are sourced primarily from CEINet. CEINet is the Chinese Government's primary source of financial, economic and business news, used in the planning and economic development of China.

CXNC will edit, normalize and properly classify all this data using industry standard NewsML tags. This process allows CXNC to display, hide or arrange certain areas of the same content in different ways. This allows the content to be automatically prepared for multi-channel publishing. The main products to be offered by CXNC include, Real-time Financial News, Corporate Profiles, Financial Television, Market Research and Monthly Industry Reviews.

CXNC presently operates from its head office in Montreal and has a staff of 17 editors, translators and support staff in its Beijing editorial office.


Item 3.   Bankruptcy or Receivership.

NOT APPLICABLE


Item 4.   Change in Registrant's Certifying Accountants

NOT APPLICABLE

Item 5.   Other Events and Regulation FD Disclosure.

Following the closing of the acquisition on November 13, 2001, Mr. Anthony Papa, the Chairman and sole member of the Board of Directors of FFAX, nominated Mr. Jean-Francois Amyot as CEO and Mr. Raymond Boisvert as President and further nominated Mssrs. Amyot and Boisvert as directors of FFAX. Following these announcements, Mr. Anthony Papa resigned all his executive positions and seat on the board of directors.

On November 15th, 2001, The CEO, Jean-Francois Amyot announced the appointment of Mr. David Dingwall as member of the Board of Directors. David Dingwall has held several positions within both the Canadian provincial and federal governments as an administrator, a legislator, and a cabinet minister. In 1980, he was elected to the Parliament of Canada and served as Parliamentary Secretary to the Minister of Energy, Mines and Resources. He was successively re-elected in 1984, 1988, and 1993.


Item 6.   Resignations of Registrant's Directors.

Mr. Anthony Papa, Chairman and sole Director of FFAX resigned from the executive and the board following the nominations of the new executive and board member.


Item 7.   Financial Statements and Exhibits.

NOT APPLICABLE


Item 8.   Change in Fiscal Year.

NOT APPLICABLE




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FreFax Inc..
                                  (Registrant)


Date: November 28, 2001             By: /s/ Jean-Francois Amyot
                                        -----------------------
                                        Name: Jean-Francois Amyot,
                                        Title:   CEO & Chairman